UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Hong T. Le

International Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM

Annual report for the year ended June 30, 2021

Pursues growth and
income opportunities
across international
markets

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2021, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.16%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

11	Financial statements

34	Board of trustees and other officers

Fellow investors:

International equity markets soared during the fund’s fiscal year amid the introduction and rollout of several COVID vaccines, the reopening of major economies and optimism that the pandemic might be brought under control.

Against this backdrop, the fund’s Class F-2 shares returned 38.27% for the 12 months ended June 30, 2021. This total return includes quarterly dividend payments totaling about 89 cents a share for the period.

This result surpassed the 35.72% gain registered by the fund’s primary benchmark, the MSCI All Country World Index (ACWI) ex USA, which reflects the returns of more than 40 developed- and developing-country stock markets. The index is unmanaged and, therefore, has no expenses.

As its name suggests, International Growth and Income Fund seeks to invest broadly across non-U.S. markets and in strong companies across all segments of the economy. The investments include many fast-growing companies as well as more value-oriented companies that often pay dividends. We are pleased that during the recently concluded fiscal year the market rewarded leading companies across that spectrum, resulting in broader participation in the global rally. We are also pleased with the fund’s results in both absolute and relative terms. That said, during the years leading up to the period, when the market primarily rewarded a narrow set of fast-growing tech companies — many domiciled in the U.S. — the fund still managed to keep pace with its broader investment universe. Returns for longer time frames are shown below.

Results at a glance

For periods ended June 30, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 10/1/08)

International Growth and Income Fund (Class F-2 shares)	38.27%	11.03%	6.30%	7.96%
International Growth and Income Fund (Class A shares)	37.93	10.76	6.06	7.71
MSCI ACWI ex USA*	35.72	11.08	5.45	6.15

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

International Growth and Income Fund	1

Equity markets rally, powered by stimulus and vaccines

Stock markets staged a stunning recovery during the period, boosted by fresh rounds of government stimulus, the removal of pandemic restrictions in major markets and improving economic activity. In the early stages of the rally, consumer-focused technology companies that thrived during pandemic lockdowns led the market turnaround as people around the world continued to shop and conduct business online. Shares of several leading digital companies reached record highs.

By late fall, the rapid development and rollout of coronavirus vaccines further fueled the rally. As economies lifted restrictions, the market leadership shifted to many of the industries that suffered the most during the pandemic — airlines, hotels, energy and financials, to name a few.

Every market sector recorded double-digit gains, led by information technology, which soared 57%. Semiconductor companies led the sector higher as robust demand for computer chips resulted in a global shortage. The materials sector also rose sharply, gaining 49%, as expectations for robust economic growth ahead boosted the shares of mining and containers and packaging companies. Among the laggards in an overwhelmingly positive environment were the utilities and health care sectors, which each rose about 15% as investors focused on more cyclical areas of the market.

Among regional markets, European stocks rose as vaccination rollouts accelerated across the continent and the eurozone economy picked up steam. Toward the end of the period, manufacturing activity and retail sales rose sharply amid strong consumer demand and higher prices for everything from cars to computer chips. In Japan, stocks advanced despite a sluggish economic recovery and a slow rollout of COVID-19 vaccines. In emerging markets, China equities gained 28%, bolstered by the country’s relatively quick recovery from the pandemic.

Inside the portfolio

Investments in the information technology sector were among the fund’s strongest contributors. While the fund did not have meaningful exposure to many of the high-flying consumer tech businesses that soared during the pandemic, several of the fund’s largest investments benefited from the demand for infrastructure and support created by increased digital activity.

Taiwan Semiconductor Manufacturing (TSMC), the fund’s largest investment, soared 101% amid demand for high-performance computing chips. Dutch semiconductor equipment maker ASML rose after first-quarter earnings and revenues. Revenue exceeded forecasts, with orders for semiconductor equipment buoyed as chip makers rush to build additional capacity in the face of a global chip shortage. Tokyo Electron and Samsung Electronics, both among the fund’s top 10 holdings, also recorded double-digit gains.

A range of consumer companies also contributed to overall results. Shares of tobacco maker Philip Morris International advanced as the company made further progress in the heated tobacco products market and extended its lead in the segment over certain major rivals. No. 7 holding Evolution Gaming, a provider of live casino systems, advanced on robust growth across its markets, particularly in Asia and North America. Shares of LVMH Moet Hennessy Louis Vuitton, the world’s largest luxury goods group, hit a record high as the company bounced back from the pandemic more quickly than expected. However, shares of British American Tobacco, the fund’s second-largest position, were flat for the period.

Investments in utilities proved to be a drag on the fund’s overall results. Similarly, exposure to the financial sector was positive in absolute terms, but was a slight detractor relative to the benchmark index. Shares of Chinese life insurer Ping An declined 1.9%, partly due to sluggish growth and a slower-than-expected rebound in discretionary spending. Pan Asian insurer AIA Group, the fund’s 10th-largest investment, advanced but slightly trailed the broader market.

Elsewhere among the fund’s top 10 positions, British drug maker AstraZeneca, aircraft maker Airbus and Brazilian mining company Vale all rose as economic conditions improved and markets began to open up.

2	International Growth and Income Fund

Looking ahead

The market outlook is considerably brighter than it was a year ago, thanks to the rollout of vaccines, the lifting of pandemic restrictions and improving economic conditions. To be sure, vaccines have been less available in many markets outside the U.S., and economic recovery in many non-U.S. markets remains about six months behind the U.S. We look forward to the day when the rollout of vaccines is widespread across global markets. And we’re hopeful that better vaccine availability can lead to improved earnings for non-U.S. companies.

International equities, despite trailing U.S. stocks for an extended period, can continue to play an important role in portfolios. Valuations in international markets are generally more modest than in the U.S. We are also pleased to see the resumption of dividend payments, a focus of the fund. During the pandemic, many companies — particularly in Europe — reduced or suspended dividends to preserve cash or in observance of government mandates. We are hopeful that going forward dividend payments will be based on business fundamentals.

However, challenges remain. Big questions about the pandemic are still unanswered, with the prospect of dangerous COVID variants spurring new waves of infection. This development is particularly a concern in areas where populations remain under-vaccinated. Inflation has surfaced thanks to pent-up demand and supply shortages in many areas, and geopolitical tensions remain a concern.

Despite these uncertainties, we remain cautiously optimistic that the world will continue on a path of growth and that through diligent research we can continue to find good opportunities to invest in great companies.

We thank you for your continued support of International Growth and Income Fund, and we look forward to reporting back to you in six months.

Cordially,

Andrew B. Suzman

Co-President

Steven T. Watson

Co-President

August 10, 2021

For current information about the fund, visit capitalgroup.com.

International Growth and Income Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period October 1, 2008, to June 30, 2021, with dividends reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	All results are calculated with dividends and capital gains reinvested.
[3]	Source: MSCI. The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
[4]	For the period October 1, 2008 (when the fund began operations), through June 30, 2009.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2021)

	1 year	5 years	10 years

Class F-2 shares	38.27%	11.03%	6.30%
Class A shares*	29.98	9.46	5.44

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.65% for Class F-2 and 0.91% for Class A shares as of the prospectus dated September 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

4	International Growth and Income Fund

Investment portfolio June 30, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	26.09%
United Kingdom	14.65
China	5.48
Japan	5.37
Hong Kong	5.08
United States	4.67
Switzerland	4.55
Sweden	4.23
Taiwan	4.22
Other countries	19.92
Short-term securities & other assets less liabilities	5.74
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

Common stocks 92.00%	Shares	Value (000)
Financials 18.10%
AIA Group, Ltd.	21,446,271	$266,549
AXA SA	7,605,387	192,852
Toronto-Dominion Bank (CAD denominated)	2,653,454	185,952
Sberbank of Russia PJSC (ADR)	9,127,757	151,566
HDFC Bank, Ltd.	7,270,801	146,521
EQT AB	3,933,549	142,761
Ping An Insurance (Group) Company of China, Ltd., Class H	12,299,800	120,474
Euronext NV	1,036,530	112,705
DNB ASA	4,229,002	92,143
Prudential PLC	4,305,759	81,808
UBS Group AG	5,331,156	81,588
Société Générale	2,695,789	79,466
Hong Kong Exchanges and Clearing, Ltd.	1,253,000	74,686
KBC Groep NV	978,522	74,606
Hiscox, Ltd.[1]	5,932,889	68,249
Partners Group Holding AG	44,921	68,043
Aviva PLC	11,908,006	66,861
HDFC Life Insurance Company, Ltd.	6,959,847	64,261
Zurich Insurance Group AG	156,339	62,721
Moscow Exchange MICEX-RTS PJSC	26,062,152	60,834
London Stock Exchange Group PLC	508,528	56,065
Banco Bilbao Vizcaya Argentaria, SA	7,923,409	49,118
Banco Santander, SA	11,527,495	44,006
UniCredit SpA	3,711,508	43,789
Kotak Mahindra Bank, Ltd.[1]	1,754,100	40,256
3i Group PLC	2,370,307	38,461
Bank of Nova Scotia (CAD denominated)	564,239	36,696
Brookfield Asset Management, Inc., Class A (CAD denominated)	655,417	33,437
M&G PLC	10,329,101	32,706
B3 SA-Brasil, Bolsa, Balcao	9,651,264	32,638
Intercontinental Exchange, Inc.	273,309	32,442
Fairfax Financial Holdings, Ltd., subordinate voting shares	73,196	32,099
Barclays PLC	13,083,385	30,970
Aon PLC, Class A	125,000	29,845
DBS Group Holdings, Ltd.	1,334,283	29,579
FinecoBank SpA[1]	1,688,969	29,440
Banca Generali SpA[1]	647,744	27,635
Investor AB, Class B	1,026,617	23,662
Macquarie Group, Ltd.	198,160	23,247
Islandsbanki hf.[1]	27,596,945	23,089
Resona Holdings, Inc.	5,839,800	22,456
Discovery Ltd.[1]	2,084,669	18,434
Allfunds Group PLC[1]	998,084	17,371
Lufax Holding, Ltd. (ADR)[1,2]	1,527,483	17,261

International Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Financials (continued)
ING Groep NV	1,168,798	$15,439
QBE Insurance Group, Ltd.	1,819,151	14,720
Intesa Sanpaolo SpA	5,112,606	14,122
ICICI Securities, Ltd.[1]	1,271,431	10,964
China Merchants Bank Co., Ltd., Class H	1,055,500	9,006
ICICI Bank, Ltd. (ADR)[1]	354,557	6,063
Brookfield Asset Management Reinsurance Partners, Ltd., Class A (CAD denominated)[1]	4,520	239
Piraeus Financial Holdings SA1	727	1
		3,029,902

Information technology 13.47%
Taiwan Semiconductor Manufacturing Company, Ltd.	28,895,107	617,051
ASML Holding NV	514,307	353,341
Tokyo Electron, Ltd.	621,070	268,788
Samsung Electronics Co., Ltd.	1,863,800	133,560
Edenred SA	2,290,866	130,523
Broadcom, Inc.	259,931	123,945
Keyence Corp.	133,300	67,277
Logitech International SA	450,329	54,560
Vanguard International Semiconductor Corp.	12,613,000	53,417
Nokia Corp.[1]	9,024,761	48,321
PagSeguro Digital, Ltd., Class A1	826,265	46,205
TDK Corp.	378,825	46,000
ITOCHU Techno-Solutions Corp.	1,480,900	45,855
SAP SE	291,636	41,096
MediaTek, Inc.	1,022,400	35,300
Amadeus IT Group SA, Class A, non-registered shares[1]	481,824	33,891
NetEase, Inc.	1,149,000	26,031
Worldline SA, non-registered shares[1]	246,175	23,043
STMicroelectronics NV	488,564	17,730
Nexi SpA[1]	729,333	16,008
Infosys, Ltd. (ADR)	612,836	12,986
Kingdee International Software Group Co., Ltd.[1]	2,995,000	10,164
Nomura Research Institute, Ltd.	236,100	7,810
Nice, Ltd. (ADR)	29,400	7,275
Lightspeed POS, Inc., subordinate voting shares (CAD denominated)[1]	80,048	6,700
AVEVA Group PLC	123,605	6,340
Nemetschek SE	82,576	6,317
Otsuka Corp.	111,100	5,830
DLocal, Ltd., Class A1	101,363	5,325
Capita PLC[1]	7,343,947	3,790
		2,254,479

Consumer discretionary 12.77%
Evolution AB	1,918,571	303,184
LVMH Moët Hennessy-Louis Vuitton SE	243,674	191,074
Wynn Macau, Ltd.[1]	87,860,707	138,281
Stellantis NV	6,959,767	136,531
Renault SA1	3,372,321	136,297
Ocado Group PLC[1]	3,022,115	83,735
Coupang, Inc., Class A1,2	1,940,987	81,172
Restaurant Brands International, Inc. (CAD denominated)	1,183,782	76,274
B&M European Value Retail SA	9,521,158	75,494
Midea Group Co., Ltd., Class A	6,366,366	70,320
Naspers, Ltd., Class N	332,139	69,735
Li Ning Co., Ltd.	5,476,048	66,861
Gree Electric Appliances, Inc. of Zhuhai, Class A	7,300,131	58,862
Husqvarna AB, Class B	4,397,035	58,418
adidas AG	151,055	56,224
MGM China Holdings, Ltd.[1,2]	35,564,800	53,867
Valeo SA, non-registered shares	1,789,793	53,841
InterContinental Hotels Group PLC[1]	795,108	52,904
Paltac Corp.	978,100	50,712
OPAP SA	3,024,312	45,579
Barratt Developments PLC	4,511,168	43,383
Industria de Diseño Textil, SA	1,102,063	38,824
Prosus NV	361,380	35,339

6	International Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
EssilorLuxottica	185,530	$34,240
Sodexo SA1	280,357	26,162
Nokian Renkaat Oyj	549,908	22,202
Sands China, Ltd.[1]	4,577,600	19,279
JD Health International, Inc.[1,2]	1,164,250	16,689
Cie. Financière Richemont SA, Class A	108,692	13,151
Kering SA	12,996	11,357
Pop Mart International Group, Ltd.	896,200	8,888
Nitori Holdings Co., Ltd.	41,800	7,397
		2,136,276

Industrials 11.27%
Airbus SE, non-registered shares[1]	2,155,113	277,110
ABB, Ltd.	3,689,039	125,154
SMC Corp.	209,770	123,961
BAE Systems PLC	16,599,729	119,864
Meggitt PLC[1]	16,543,033	105,541
Safran SA	689,488	95,589
SITC International Holdings Co., Ltd.	22,122,700	92,459
AB Volvo, Class B	3,306,926	79,562
RELX PLC	2,976,792	79,021
CCR SA, ordinary nominative shares	28,612,871	77,374
Alliance Global Group, Inc.	350,520,000	72,955
Ryanair Holdings PLC (ADR)[1]	596,992	64,600
LIXIL Corp.	2,371,700	61,334
Deutsche Post AG	768,719	52,284
Cathay Pacific Airways, Ltd.[1]	59,675,180	50,419
Kone OYJ, Class B	554,387	45,227
Bunzl PLC	1,265,883	41,834
IMCD NV	259,905	41,327
Siemens AG	232,915	36,903
Rheinmetall AG	328,100	32,407
Lifco AB, Class B	1,345,600	31,446
Epiroc AB, Class A	915,674	20,864
Epiroc AB, Class B	512,657	10,061
TFI International, Inc. (CAD denominated)[2]	266,458	24,326
Experian PLC	610,797	23,539
MTU Aero Engines AG	86,717	21,480
InPost SA1	1,019,685	20,465
Adecco Group AG	278,160	18,898
ACS, Actividades de Construcción y Servicios, SA	597,213	15,997
Komatsu, Ltd.	368,500	9,157
Canadian National Railway Company (CAD denominated)	54,000	5,698
Hitachi, Ltd.	87,800	5,027
Wizz Air Holdings PLC[1]	62,105	4,011
Shanghai International Airport Co., Ltd., Class A	63	—	[3]
		1,885,894

Consumer staples 9.43%
British American Tobacco PLC	11,178,594	432,974
Philip Morris International, Inc.	2,566,874	254,403
Nestlé SA	1,481,651	184,508
Kweichow Moutai Co., Ltd., Class A	387,763	123,426
Associated British Foods PLC	3,725,981	114,216
Anheuser-Busch InBev SA/NV	1,563,367	112,727
Carlsberg A/S, Class B	505,990	94,320
Pernod Ricard SA	371,132	82,381
Unilever PLC (GBP denominated)	721,596	42,228
Unilever PLC (EUR denominated)	150,880	8,832
Reckitt Benckiser Group PLC	467,349	41,356
L’Oréal SA, non-registered shares	52,607	23,442
Danone SA	187,477	13,198
Shiseido Company, Ltd.	145,382	10,693
Arca Continental, SAB de CV1	1,490,373	8,644
Wuliangye Yibin Co., Ltd., Class A1	177,913	8,202
Dabur India, Ltd.	1,071,810	8,201

International Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
X5 Retail Group NV (GDR)	205,109	$7,191
Avenue Supermarts, Ltd.[1]	104,467	4,700
Yihai International Holding, Ltd.	448,000	3,009
		1,578,651

Health care 7.10%
AstraZeneca PLC	3,235,755	388,653
Sanofi	1,470,363	154,054
Novo Nordisk A/S, Class B	1,153,224	96,616
Bayer AG	1,581,416	96,027
GlaxoSmithKline PLC	4,561,961	89,572
Novartis AG	944,796	86,101
Koninklijke Philips NV	1,384,337	68,597
Hutchison China MediTech Ltd. (ADR)[1]	813,390	31,942
Shionogi & Co., Ltd.	467,700	24,380
Sonova Holding AG	61,932	23,294
Siemens Healthineers AG	359,440	22,026
Mettler-Toledo International, Inc.[1]	15,696	21,744
BeiGene, Ltd. (ADR)[1]	61,577	21,133
BioNTech SE (ADR)[1]	92,966	20,813
Takeda Pharmaceutical Company, Ltd.	447,500	14,980
Roche Holding AG, nonvoting non-registered shares	30,216	11,383
Hypera SA, ordinary nominative shares	1,258,800	8,724
M3, Inc.	110,500	8,070
		1,188,109

Materials 5.63%
Vale SA, ordinary nominative shares	9,702,535	220,920
Vale SA, ordinary nominative shares (ADR)	3,987,864	90,963
Rio Tinto PLC	1,269,650	104,483
Koninklijke DSM NV	461,074	86,054
LyondellBasell Industries NV	714,316	73,482
Asahi Kasei Corp.	6,321,400	69,448
Linde PLC	228,212	65,976
Alrosa PJSC	27,253,622	50,084
Barrick Gold Corp.	1,256,615	25,987
Barrick Gold Corp. (CAD denominated)	838,694	17,347
Fortescue Metals Group, Ltd.	1,908,805	33,411
AngloGold Ashanti, Ltd. (ADR)	1,309,471	24,330
Sika AG	60,187	19,677
BASF SE	234,545	18,478
Shin-Etsu Chemical Co., Ltd.	101,900	17,042
Givaudan SA	2,360	10,976
Shandong Sinocera Functional Material Co., Ltd., Class A	1,167,700	8,810
Chr. Hansen Holding A/S	47,869	4,320
		941,788

Energy 4.69%
Gazprom PJSC (ADR)	24,830,355	189,257
TotalEnergies SE	4,171,285	188,719
TC Energy Corp. (CAD denominated)[2]	2,075,923	102,724
Schlumberger, Ltd.	2,703,813	86,549
LUKOIL Oil Co. PJSC (ADR)	752,609	69,707
Inter Pipeline, Ltd.	3,703,352	60,199
Reliance Industries, Ltd.	1,176,668	33,412
Sovcomflot PAO[1]	16,938,295	21,540
Royal Dutch Shell PLC, Class B	735,013	14,224
Royal Dutch Shell PLC, Class B (ADR)	147,824	5,740
Enbridge, Inc. (CAD denominated)	301,064	12,054
		784,125

Communication services 3.93%
Koninklijke KPN NV	46,117,548	144,037
Vodafone Group PLC	51,630,575	86,662
BT Group PLC[1]	28,954,236	77,702
Tencent Holdings, Ltd.	1,011,000	76,043
América Móvil, SAB de CV, Series L (ADR)	3,796,421	56,946
Nordic Entertainment Group AB, Class B1	866,523	38,172

8	International Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Indus Towers, Ltd.	11,499,032	$36,920
MTN Group, Ltd.[1]	5,077,182	36,703
SoftBank Corp.	2,728,491	35,698
Kuaishou Technology, Class B1,2,4,5	1,341,000	30,953
Kuaishou Technology, Class B1	900	23
WPP PLC	1,989,491	26,810
Sea, Ltd., Class A (ADR)[1]	41,584	11,419
		658,088

Utilities 3.65%
Enel SpA	20,926,111	194,336
Engie SA	9,128,158	125,057
Brookfield Infrastructure Partners LP	1,674,882	92,986
Ørsted AS	411,382	57,726
China Gas Holdings, Ltd.	16,658,700	50,850
Iberdrola, SA, non-registered shares	3,812,180	46,469
Guangdong Investment, Ltd.	15,433,300	22,183
Endesa, SA	461,059	11,186
ENN Energy Holdings, Ltd.	555,600	10,576
		611,369

Real estate 1.96%
Longfor Group Holdings, Ltd.	22,778,000	127,615
CK Asset Holdings, Ltd.	16,046,120	110,773
Link Real Estate Investment Trust REIT	4,501,604	43,629
Unibail-Rodamco-Westfield REIT, non-registered shares[1,2]	467,554	40,466
Sirius Real Estate Ltd.	3,361,925	5,143
		327,626

Total common stocks (cost: $10,504,183,000)		15,396,307

Preferred securities 2.26%
Information technology 1.53%
Samsung Electronics Co., Ltd., nonvoting preferred shares	3,898,546	255,137

Consumer discretionary 0.23%
Volkswagen AG, nonvoting preferred shares	155,492	38,940

Financials 0.20%
Banco Bradesco SA, preferred nominative shares	6,412,453	33,173

Materials 0.17%
Gerdau SA, preferred nominative shares	4,813,597	28,656

Health care 0.13%
Sartorius AG, nonvoting non-registered preferred shares	41,781	21,749

Total preferred securities (cost: $217,401,000)		377,655

Short-term securities 6.17%
Money market investments 5.08%
Capital Group Central Cash Fund 0.04%[6,7]	8,501,593	850,159

Money market investments purchased with collateral from securities on loan 1.09%
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[6,8]	45,700,000	45,700
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[6,8]	45,700,000	45,700
Capital Group Central Cash Fund 0.04%[6,7,8]	301,169	30,117

International Growth and Income Fund	9

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan (continued)
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[6,8]	26,821,759	$26,822
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[6,8]	10,900,000	10,900
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[6,8]	10,900,000	10,900
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[6,8]	7,300,000	7,300
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[6,8]	5,400,000	5,400
		182,839

Total short-term securities (cost: $1,033,013,000)		1,032,998
Total investment securities 100.43% (cost: $11,754,597,000)		16,806,960
Other assets less liabilities (0.43)%		(72,271)

Net assets 100.00%		$16,734,689

Investments in affiliates7

	Value of				Net	Net	Value of
	affiliates at				realized	unrealized	affiliates at	Dividend
	7/1/2020	Additions		Reductions	gain	depreciation	6/30/2021	income
	(000)	(000)		(000)	(000)	(000)	(000)	(000)
Short-term securities 5.26%
Money market investments 5.08%
Capital Group Central Cash Fund 0.04%[6]	$655,144	$5,614,694		$5,419,613	$51	$(117)	$850,159	$548
Money market investments purchased with collateral from securities on loan 0.18%
Capital Group Central Cash Fund 0.04%[6,8]	—	30,117	[9]				30,117	—	[10]
Total short-term securities							880,276
Total 5.26%					$51	$(117)	$880,276	$548

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $232,929,000, which represented 1.39% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Amount less than one thousand.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $30,953,000, which represented .18% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $30,953,000, which represented .18% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 6/30/2021.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts

See notes to financial statements.

10	International Growth and Income Fund

Financial statements

Statement of assets and liabilities

at June 30, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $232,929 of investment securities on loan):
Unaffiliated issuers (cost: $10,874,306)	$15,926,684
Affiliated issuers (cost: $880,291)	880,276	$16,806,960
Cash		190
Cash denominated in currencies other than U.S. dollars (cost: $19,878)		19,817
Receivables for:
Sales of investments	17,400
Sales of fund’s shares	32,588
Dividends and interest	69,980
Securities lending income	8
Other	370	120,346
		16,947,313
Liabilities:
Collateral for securities on loan		182,839
Payables for:
Purchases of investments	3,805
Repurchases of fund’s shares	8,174
Investment advisory services	6,579
Services provided by related parties	2,133
Trustees’ deferred compensation	3,165
Non-U.S. taxes	5,576
Other	353	29,785
Net assets at June 30, 2021		$16,734,689

Net assets consist of:
Capital paid in on shares of beneficial interest		$11,267,593
Total distributable earnings		5,467,096
Net assets at June 30, 2021		$16,734,689

See notes to financial statements.

International Growth and Income Fund	11

Financial statements (continued)

Statement of assets and liabilities

at June 30, 2021 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (402,615 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$5,256,167	126,426		$41.57
Class C	139,055	3,350		41.51
Class T	14	—	*	41.56
Class F-1	234,058	5,623		41.62
Class F-2	3,055,642	73,482		41.58
Class F-3	3,905,832	94,010		41.55
Class 529-A	192,347	4,633		41.52
Class 529-C	10,248	248		41.35
Class 529-E	5,550	134		41.53
Class 529-T	15	—	*	41.56
Class 529-F-1	13	—	*	41.56
Class 529-F-2	33,390	803		41.57
Class 529-F-3	14	—	*	41.56
Class R-1	3,421	83		41.50
Class R-2	61,224	1,481		41.36
Class R-2E	46,751	1,131		41.34
Class R-3	103,550	2,496		41.48
Class R-4	84,375	2,031		41.55
Class R-5E	18,767	452		41.52
Class R-5	52,029	1,245		41.80
Class R-6	3,532,227	84,987		41.56

*	Amount less than one thousand.

See notes to financial statements.

12	International Growth and Income Fund

Financial statements (continued)

Statement of operations

for the year ended June 30, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $39,862; also includes $548 from affiliates)	$515,641
Interest	4,045
Securities lending income (net of fees)	2,492		$522,178
Fees and expenses*:
Investment advisory services	83,897
Distribution services	15,598
Transfer agent services	10,165
Administrative services	5,322
Reports to shareholders	694
Registration statement and prospectus	1,074
Trustees’ compensation	875
Auditing and legal	203
Custodian	3,810
Other	258
Total fees and expenses before reimbursement	121,896
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	—	†
Total fees and expenses after reimbursement			121,896
Net investment income			400,282

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments:
Unaffiliated issuers	1,850,592
Affiliated issuers	51
In-kind redemptions	26,096
Currency transactions	261		1,877,000
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $2,968):
Unaffiliated issuers	3,490,779
Affiliated issuers	(117)
Currency translations	664		3,491,326
Net realized gain and unrealized appreciation			5,368,326

Net increase in net assets resulting from operations			$5,768,608

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

International Growth and Income Fund	13

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended June 30,
	2021	2020
Operations:
Net investment income	$400,282	$310,307
Net realized gain (loss)	1,877,000	(522,337)
Net unrealized appreciation (depreciation)	3,491,326	(572,212)
Net increase (decrease) in net assets resulting from operations	5,768,608	(784,242)

Distributions paid to shareholders	(395,975)	(327,783)

Net capital share transactions	(4,460,397)	1,585,951

Total increase in net assets	912,236	473,926

Net assets:
Beginning of year	15,822,453	15,348,527
End of year	$16,734,689	$15,822,453

See notes to financial statements.

14	International Growth and Income Fund

Notes to financial statements

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

International Growth and Income Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

16	International Growth and Income Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$3,029,902	$—	$—	$3,029,902
Information technology	2,254,479	—	—	2,254,479
Consumer discretionary	2,136,276	—	—	2,136,276
Industrials	1,885,894	—	—	1,885,894
Consumer staples	1,578,651	—	—	1,578,651
Health care	1,188,109	—	—	1,188,109
Materials	941,788	—	—	941,788
Energy	784,125	—	—	784,125
Communication services	627,135	30,953	—	658,088
Utilities	611,369	—	—	611,369
Real estate	327,626	—	—	327,626
Preferred securities	377,655	—	—	377,655
Short-term securities	1,032,998	—	—	1,032,998
Total	$16,776,007	$30,953	$—	$16,806,960

International Growth and Income Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

18	International Growth and Income Fund

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of June 30, 2021, the total value of securities on loan was $232,929,000, and the total value of collateral received was $243,092,000. Collateral received includes cash of $182,839,000 and U.S. government securities of $60,253,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended June 30, 2021, the fund recognized $30,450,000 in reclaims (net of fees and the effect of realized gain or loss from currency translations) and $4,030,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

International Growth and Income Fund	19

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended June 30, 2021, the fund reclassified $49,016,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $1,361,183,000.

As of June 30, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$49,746
Undistributed long-term capital gains	444,081
Gross unrealized appreciation on investments	5,334,434
Gross unrealized depreciation on investments	(355,341)
Net unrealized appreciation on investments	4,979,093
Cost of investments	11,827,867

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended June 30
Share class	2021		2020
Class A	$99,827		$85,271
Class C	1,765		2,022
Class T	—	*	—	*
Class F-1	4,639		3,880
Class F-2	65,174		59,452
Class F-3	93,472		63,879
Class 529-A	3,570		2,676
Class 529-C	125		252
Class 529-E	96		82
Class 529-T	—	*	—	*
Class 529-F-1	121		462
Class 529-F-2†	547
Class 529-F-3†	—	*
Class R-1	44		34
Class R-2	773		605
Class R-2E	719		276
Class R-3	1,709		1,132
Class R-4	1,606		1,261
Class R-5E	394		239
Class R-5	1,117		635
Class R-6	120,277		105,625
Total	$395,975		$327,783

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

20	International Growth and Income Fund

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.440% on such assets in excess of $17 billion. For the year ended June 30, 2021, the investment advisory services fees were $83,897,000, which were equivalent to an annualized rate of 0.473% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of June 30, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended June 30, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

International Growth and Income Fund	21

For the year ended June 30, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$11,832	$5,596		$1,415		Not applicable
Class C	1,347	165		41		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	562	296		68		Not applicable
Class F-2	Not applicable	3,012		828		Not applicable
Class F-3	Not applicable	301		1,192		Not applicable
Class 529-A	387	185		51		$102
Class 529-C	100	13		3		6
Class 529-E	26	2		1		3
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	9		2		5
Class 529-F-2†	Not applicable	13		6		12
Class 529-F-3†	Not applicable	—	*	—	*	—	*
Class R-1	30	4		1		Not applicable
Class R-2	412	190		16		Not applicable
Class R-2E	253	83		13		Not applicable
Class R-3	462	140		28		Not applicable
Class R-4	187	76		22		Not applicable
Class R-5E	Not applicable	26		5		Not applicable
Class R-5	Not applicable	13		13		Not applicable
Class R-6	Not applicable	41		1,617		Not applicable
Total class-specific expenses	$15,598	$10,165		$5,322		$128

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $875,000 in the fund’s statement of operations reflects $111,000 in current fees (either paid in cash or deferred) and a net increase of $764,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended June 30, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $53,492,000 and $503,810,000, respectively, which generated $118,056,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2021.

22	International Growth and Income Fund

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2021

Class A	$450,461	11,908		$97,906		2,526		$(660,407)	(18,005)	$(112,040)	(3,571)
Class C	15,381	402		1,751		45		(65,584)	(1,866)	(48,452)	(1,419)
Class T	—	—		—		—		—	—	—	—
Class F-1	42,556	1,141		4,478		116		(80,822)	(2,157)	(33,788)	(900)
Class F-2	569,410	15,068		62,945		1,631		(840,935)	(23,008)	(208,580)	(6,309)
Class F-3	731,586	19,670		92,929		2,425		(1,671,106)	(43,715)	(846,591)	(21,620)
Class 529-A	33,487	934		3,569		92		(26,158)	(716)	10,898	310
Class 529-C	1,967	53		125		3		(15,211)	(461)	(13,119)	(405)
Class 529-E	561	15		96		3		(1,137)	(31)	(480)	(13)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,193	67		121		4		(24,261)	(773)	(21,947)	(702)
Class 529-F-2[3]	28,535	872		547		13		(3,270)	(82)	25,812	803
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	408	11		44		1		(641)	(16)	(189)	(4)
Class R-2	11,922	320		773		20		(14,743)	(405)	(2,048)	(65)
Class R-2E	6,248	169		719		18		(7,470)	(202)	(503)	(15)
Class R-3	22,897	613		1,707		44		(25,335)	(688)	(731)	(31)
Class R-4	19,767	525		1,606		41		(22,156)	(601)	(783)	(35)
Class R-5E	4,367	115		394		10		(4,558)	(119)	203	6
Class R-5	20,088	527		635		17		(12,440)	(324)	8,283	220
Class R-6	785,828	21,230		120,251		3,177		(4,122,431)	(102,553)	(3,216,352)	(78,146)
Total net increase (decrease)	$2,747,672	73,640		$390,596		10,186		$(7,598,665)	(195,722)	$(4,460,397)	(111,896)

See next page for footnotes.

International Growth and Income Fund	23

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2020

Class A	$408,806	12,866	$83,607		2,697		$(853,994)	(27,840)	$(361,581)	(12,277)
Class C	15,054	470	1,997		63		(62,051)	(1,945)	(45,000)	(1,412)
Class T	—	—	—		—		—	—	—	—
Class F-1	82,477	2,587	3,774		122		(76,457)	(2,422)	9,794	287
Class F-2	764,174	24,931	57,649		1,861		(1,043,349)	(33,610)	(221,526)	(6,818)
Class F-3	1,814,631	59,225	63,464		2,061		(751,437)	(24,424)	1,126,658	36,862
Class 529-A	18,472	564	2,674		86		(25,482)	(791)	(4,336)	(141)
Class 529-C	3,048	95	252		8		(7,289)	(225)	(3,989)	(122)
Class 529-E	578	18	82		3		(998)	(31)	(338)	(10)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	5,929	178	462		15		(4,636)	(142)	1,755	51
Class R-1	603	19	33		1		(912)	(29)	(276)	(9)
Class R-2	12,852	401	605		19		(15,879)	(502)	(2,422)	(82)
Class R-2E	37,189	1,091	276		10		(2,793)	(91)	34,672	1,010
Class R-3	43,679	1,314	1,128		37		(25,867)	(812)	18,940	539
Class R-4	19,201	601	1,260		41		(19,006)	(594)	1,455	48
Class R-5E	13,370	407	239		8		(3,693)	(127)	9,916	288
Class R-5	22,317	653	519		17		(10,447)	(349)	12,389	321
Class R-6	1,104,318	36,739	105,596		3,439		(200,074)	(6,067)	1,009,840	34,111
Total net increase (decrease)	$4,366,698	142,159	$323,617		10,488		$(3,104,364)	(100,001)	$1,585,951	52,646

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,854,677,000 and $8,609,258,000, respectively, during the year ended June 30, 2021.

24	International Growth and Income Fund

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
6/30/2021	$30.76	$.79	$10.81	$11.60	$(.79)	$41.57	37.93%	$5,256		.91%		.91%		2.13%
6/30/2020	33.23	.58	(2.43)	(1.85)	(.62)	30.76	(5.56)	3,999		.92		.92		1.80
6/30/2019	33.25	.77	(.02)	.75	(.77)	33.23	2.34	4,728		.91		.91		2.41
6/30/2018	32.03	.77	1.23	2.00	(.78)	33.25	6.18	4,922		.90		.90		2.23
6/30/2017	27.81	.63	4.27	4.90	(.68)	32.03	17.80	4,700		.92		.92		2.11
Class C:
6/30/2021	30.71	.50	10.81	11.31	(.51)	41.51	36.93	139		1.66		1.66		1.36
6/30/2020	33.16	.34	(2.42)	(2.08)	(.37)	30.71	(6.29)	146		1.66		1.66		1.06
6/30/2019	33.16	.50	.02	.52	(.52)	33.16	1.59	205		1.69		1.69		1.58
6/30/2018	31.95	.49	1.23	1.72	(.51)	33.16	5.35	250		1.69		1.69		1.43
6/30/2017	27.74	.38	4.27	4.65	(.44)	31.95	16.83	255		1.72		1.72		1.28
Class T:
6/30/2021	30.75	.89	10.81	11.70	(.89)	41.56	38.29 [5]	—	[6]	.65	[5]	.65	[5]	2.38	[5]
6/30/2020	33.23	.67	(2.44)	(1.77)	(.71)	30.75	(5.33)[5]	—	[6]	.66	[5]	.66	[5]	2.07	[5]
6/30/2019	33.24	.85	(.01)	.84	(.85)	33.23	2.61 [5]	—	[6]	.67	[5]	.67	[5]	2.66	[5]
6/30/2018	32.03	.84	1.22	2.06	(.85)	33.24	6.40 [5]	—	[6]	.69	[5]	.69	[5]	2.44	[5]
6/30/2017[7,8]	30.40	.29	1.65	1.94	(.31)	32.03	6.37 [5,9]	—	[6]	.16	[5,9]	.16	[5,9]	.93	[5,9]
Class F-1:
6/30/2021	30.80	.77	10.84	11.61	(.79)	41.62	37.89	234		.92		.92		2.07
6/30/2020	33.27	.59	(2.44)	(1.85)	(.62)	30.80	(5.55)	201		.92		.92		1.81
6/30/2019	33.29	.76	(.02)	.74	(.76)	33.27	2.29	207		.95		.95		2.36
6/30/2018	32.06	.74	1.25	1.99	(.76)	33.29	6.16	250		.94		.94		2.15
6/30/2017	27.80	.57	4.32	4.89	(.63)	32.06	17.73	362		.97		.97		1.93
Class F-2:
6/30/2021	30.77	.88	10.82	11.70	(.89)	41.58	38.27	3,056		.65		.65		2.38
6/30/2020	33.25	.67	(2.44)	(1.77)	(.71)	30.77	(5.33)	2,455		.66		.66		2.06
6/30/2019	33.26	.85	(.01)	.84	(.85)	33.25	2.61	2,879		.68		.68		2.67
6/30/2018	32.05	.85	1.22	2.07	(.86)	33.26	6.41	2,715		.68		.68		2.46
6/30/2017	27.82	.65	4.32	4.97	(.74)	32.05	18.04	2,444		.70		.70		2.22
Class F-3:
6/30/2021	30.74	.88	10.86	11.74	(.93)	41.55	38.44	3,906		.55		.55		2.39
6/30/2020	33.22	.71	(2.45)	(1.74)	(.74)	30.74	(5.22)	3,554		.55		.55		2.20
6/30/2019	33.23	.88	(.01)	.87	(.88)	33.22	2.71	2,617		.58		.58		2.77
6/30/2018	32.02	.89	1.21	2.10	(.89)	33.23	6.53	2,304		.58		.58		2.59
6/30/2017[7,10]	29.42	.64	2.41	3.05	(.45)	32.02	10.40 [9]	1,825		.25	[9]	.25	[9]	1.99	[9]
Class 529-A:
6/30/2021	30.72	.78	10.80	11.58	(.78)	41.52	37.91	192		.94		.94		2.10
6/30/2020	33.19	.58	(2.44)	(1.86)	(.61)	30.72	(5.59)	133		.95		.95		1.78
6/30/2019	33.20	.75	(.01)	.74	(.75)	33.19	2.30	148		.97		.97		2.36
6/30/2018	31.99	.76	1.21	1.97	(.76)	33.20	6.10	153		.95		.95		2.20
6/30/2017	27.78	.61	4.26	4.87	(.66)	31.99	17.71	136		.99		.99		2.07

See end of table for footnotes.

International Growth and Income Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
6/30/2021	$30.59	$.52	$10.73	$11.25	$(.49)	$41.35	36.86%		$10		1.69%		1.69%		1.41%
6/30/2020	33.03	.33	(2.41)	(2.08)	(.36)	30.59	(6.30)		20		1.69		1.69		1.03
6/30/2019	33.05	.49	— [11]	.49	(.51)	33.03	1.51		26		1.73		1.73		1.55
6/30/2018	31.83	.46	1.24	1.70	(.48)	33.05	5.33		29		1.74		1.74		1.35
6/30/2017	27.64	.38	4.24	4.62	(.43)	31.83	16.79		32		1.77		1.77		1.28
Class 529-E:
6/30/2021	30.73	.70	10.81	11.51	(.71)	41.53	37.62		6		1.14		1.14		1.88
6/30/2020	33.19	.51	(2.42)	(1.91)	(.55)	30.73	(5.76)		4		1.14		1.14		1.59
6/30/2019	33.21	.69	(.02)	.67	(.69)	33.19	2.07		5		1.17		1.17		2.17
6/30/2018	31.99	.68	1.23	1.91	(.69)	33.21	5.93		5		1.17		1.17		1.98
6/30/2017	27.78	.56	4.25	4.81	(.60)	31.99	17.45		5		1.19		1.19		1.88
Class 529-T:
6/30/2021	30.75	.87	10.81	11.68	(.87)	41.56	38.22	[5]	—	[6]	.71	[5]	.71	[5]	2.33	[5]
6/30/2020	33.23	.65	(2.44)	(1.79)	(.69)	30.75	(5.39)[5]		—	[6]	.71	[5]	.71	[5]	2.01	[5]
6/30/2019	33.24	.83	(.01)	.82	(.83)	33.23	2.54	[5]	—	[6]	.74	[5]	.74	[5]	2.59	[5]
6/30/2018	32.03	.83	1.22	2.05	(.84)	33.24	6.36	[5]	—	[6]	.73	[5]	.73	[5]	2.40	[5]
6/30/2017[7,8]	30.40	.29	1.64	1.93	(.30)	32.03	6.36	[5,9]	—	[6]	.17	[5,9]	.17	[5,9]	.92	[5,9]
Class 529-F-1:
6/30/2021	30.76	.61	11.06	11.67	(.87)	41.56	38.18	[5]	—	[6]	.74	[5]	.74	[5]	1.86	[5]
6/30/2020	33.24	.65	(2.44)	(1.79)	(.69)	30.76	(5.39)		22		.72		.72		2.02
6/30/2019	33.25	.84	(.02)	.82	(.83)	33.24	2.54		22		.74		.74		2.62
6/30/2018	32.04	.84	1.21	2.05	(.84)	33.25	6.36		18		.74		.74		2.43
6/30/2017	27.81	.69	4.26	4.95	(.72)	32.04	17.98		15		.77		.77		2.32
Class 529-F-2:
6/30/2021[7,12]	31.30	.69	10.28	10.97	(.70)	41.57	35.12	[9]	33		.66	[13]	.66	[13]	2.60	[13]
Class 529-F-3:
6/30/2021[7,12]	31.30	.69	10.29	10.98	(.72)	41.56	35.17	[9]	—	[6]	.66	[13]	.59	[13]	2.64	[13]
Class R-1:
6/30/2021	30.71	.53	10.79	11.32	(.53)	41.50	36.99	[5]	4		1.60	[5]	1.60	[5]	1.43	[5]
6/30/2020	33.16	.36	(2.42)	(2.06)	(.39)	30.71	(6.24)[5]		3		1.63	[5]	1.63	[5]	1.11	[5]
6/30/2019	33.16	.52	.01	.53	(.53)	33.16	1.62	[5]	3		1.65	[5]	1.65	[5]	1.62	[5]
6/30/2018	31.95	.49	1.24	1.73	(.52)	33.16	5.38	[5]	4		1.65	[5]	1.65	[5]	1.42	[5]
6/30/2017	27.74	.32	4.34	4.66	(.45)	31.95	16.90		5		1.66		1.66		1.09

See end of table for footnotes.

26	International Growth and Income Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
6/30/2021	$30.61	$.52	$10.75	$11.27	$(.52)	$41.36	36.95%	$61		1.64%	1.64%	1.40%
6/30/2020	33.06	.34	(2.41)	(2.07)	(.38)	30.61	(6.27)	47		1.66	1.66	1.07
6/30/2019	33.07	.52	— [11]	.52	(.53)	33.06	1.60	54		1.67	1.67	1.64
6/30/2018	31.87	.50	1.22	1.72	(.52)	33.07	5.38	57		1.66	1.66	1.46
6/30/2017	27.68	.40	4.25	4.65	(.46)	31.87	16.89	54		1.68	1.68	1.37
Class R-2E:
6/30/2021	30.60	.63	10.75	11.38	(.64)	41.34	37.33	47		1.34	1.34	1.70
6/30/2020	33.09	.51	(2.48)	(1.97)	(.52)	30.60	(5.95)	35		1.32	1.32	1.72
6/30/2019	33.12	.67	(.07)	.60	(.63)	33.09	1.85	5		1.39	1.39	2.09
6/30/2018	31.92	.61	1.22	1.83	(.63)	33.12	5.69	3		1.38	1.38	1.79
6/30/2017	27.74	.59	4.16	4.75	(.57)	31.92	17.24	2		1.40	1.40	1.98
Class R-3:
6/30/2021	30.70	.68	10.79	11.47	(.69)	41.48	37.52	104		1.19	1.19	1.84
6/30/2020	33.17	.50	(2.44)	(1.94)	(.53)	30.70	(5.84)	78		1.20	1.20	1.57
6/30/2019	33.18	.67	(.01)	.66	(.67)	33.17	2.04	66		1.23	1.23	2.09
6/30/2018	31.97	.65	1.23	1.88	(.67)	33.18	5.85	70		1.22	1.22	1.89
6/30/2017	27.76	.53	4.27	4.80	(.59)	31.97	17.40	66		1.25	1.25	1.80
Class R-4:
6/30/2021	30.74	.80	10.81	11.61	(.80)	41.55	37.98	84		.89	.89	2.15
6/30/2020	33.21	.59	(2.43)	(1.84)	(.63)	30.74	(5.54)	63		.90	.90	1.84
6/30/2019	33.22	.75	— [11]	.75	(.76)	33.21	2.33	67		.92	.92	2.33
6/30/2018	32.01	.75	1.23	1.98	(.77)	33.22	6.16	84		.92	.92	2.18
6/30/2017	27.79	.63	4.27	4.90	(.68)	32.01	17.77	87		.94	.94	2.13
Class R-5E:
6/30/2021	30.72	.87	10.80	11.67	(.87)	41.52	38.24	19		.69	.69	2.33
6/30/2020	33.20	.66	(2.44)	(1.78)	(.70)	30.72	(5.35)	14		.69	.69	2.07
6/30/2019	33.22	.93	(.11)	.82	(.84)	33.20	2.56	5		.71	.71	2.92
6/30/2018	32.01	1.02	1.03	2.05	(.84)	33.22	6.36	1		.71	.71	2.96
6/30/2017	27.79	.97	3.98	4.95	(.73)	32.01	17.97	—	[6]	.71	.71	3.19
Class R-5:
6/30/2021	30.92	.97	10.83	11.80	(.92)	41.80	38.42	52		.57	.57	2.55
6/30/2020	33.41	.71	(2.47)	(1.76)	(.73)	30.92	(5.25)	32		.58	.58	2.20
6/30/2019	33.42	.84	.01	.85	(.86)	33.41	2.64	24		.62	.62	2.60
6/30/2018	32.20	.88	1.22	2.10	(.88)	33.42	6.48	34		.62	.62	2.52
6/30/2017	27.95	.73	4.29	5.02	(.77)	32.20	18.13	33		.63	.63	2.46
Class R-6:
6/30/2021	30.75	.83	10.91	11.74	(.93)	41.56	38.43	3,532		.54	.54	2.26
6/30/2020	33.23	.71	(2.44)	(1.73)	(.75)	30.75	(5.21)	5,016		.54	.54	2.21
6/30/2019	33.24	.91	(.04)	.87	(.88)	33.23	2.71	4,288		.57	.57	2.84
6/30/2018	32.03	.90	1.21	2.11	(.90)	33.24	6.54	3,350		.57	.57	2.62
6/30/2017	27.81	.76	4.24	5.00	(.78)	32.03	18.17	2,519		.58	.58	2.56

	Year ended June 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[14]	23%	35%	35%	27%	37%

See end of table for footnotes.

International Growth and Income Fund	27

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the period shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Amount less than $.01.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Annualized.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

28	International Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the investment portfolio, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
August 10, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

International Growth and Income Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2021, through June 30, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	International Growth and Income Fund

Expense example (continued)

	Beginning account value 1/1/2021	Ending account value 6/30/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,097.12	$4.68	.90%
Class A – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class C – actual return	1,000.00	1,093.41	8.56	1.65
Class C – assumed 5% return	1,000.00	1,016.61	8.25	1.65
Class T – actual return	1,000.00	1,098.76	3.33	.64
Class T – assumed 5% return	1,000.00	1,021.62	3.21	.64
Class F-1 – actual return	1,000.00	1,097.14	4.73	.91
Class F-1 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Class F-2 – actual return	1,000.00	1,098.75	3.33	.64
Class F-2 – assumed 5% return	1,000.00	1,021.62	3.21	.64
Class F-3 – actual return	1,000.00	1,099.37	2.81	.54
Class F-3 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 529-A – actual return	1,000.00	1,097.42	4.78	.92
Class 529-A – assumed 5% return	1,000.00	1,020.23	4.61	.92
Class 529-C – actual return	1,000.00	1,092.88	8.72	1.68
Class 529-C – assumed 5% return	1,000.00	1,016.46	8.40	1.68
Class 529-E – actual return	1,000.00	1,096.23	5.87	1.13
Class 529-E – assumed 5% return	1,000.00	1,019.19	5.66	1.13
Class 529-T – actual return	1,000.00	1,098.51	3.59	.69
Class 529-T – assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 529-F-1 – actual return	1,000.00	1,098.14	3.69	.71
Class 529-F-1 – assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 529-F-2 – actual return	1,000.00	1,098.70	3.43	.66
Class 529-F-2 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 529-F-3 – actual return	1,000.00	1,099.05	3.07	.59
Class 529-F-3 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class R-1 – actual return	1,000.00	1,093.86	8.20	1.58
Class R-1 – assumed 5% return	1,000.00	1,016.96	7.90	1.58
Class R-2 – actual return	1,000.00	1,093.39	8.51	1.64
Class R-2 – assumed 5% return	1,000.00	1,016.66	8.20	1.64
Class R-2E – actual return	1,000.00	1,094.72	6.96	1.34
Class R-2E – assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class R-3 – actual return	1,000.00	1,095.78	6.18	1.19
Class R-3 – assumed 5% return	1,000.00	1,018.89	5.96	1.19
Class R-4 – actual return	1,000.00	1,097.50	4.63	.89
Class R-4 – assumed 5% return	1,000.00	1,020.38	4.46	.89
Class R-5E – actual return	1,000.00	1,098.58	3.59	.69
Class R-5E – assumed 5% return	1,000.00	1,021.37	3.46	.69
Class R-5 – actual return	1,000.00	1,099.17	2.91	.56
Class R-5 – assumed 5% return	1,000.00	1,022.02	2.81	.56
Class R-6 – actual return	1,000.00	1,099.35	2.76	.53
Class R-6 – assumed 5% return	1,000.00	1,022.17	2.66	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

International Growth and Income Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2021:

Long-term capital gains	$23,114,000
Foreign taxes	$0.01 per share
Foreign source income	$1.26 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$4,065,000
Corporate dividends received deduction	$19,960,000
U.S. government income that may be exempt from state taxation	$189,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

32	International Growth and Income Fund

This page was intentionally left blank.

International Growth and Income Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/ Southern California Edison
Vanessa C. L. Chang, 1952	2012	Former Director, EL & EL Investments (real estate)	16	Edison International/ Southern California Edison; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	2008	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Biogen Inc.; Sempra Energy
Sharon I. Meers, 1965	2021	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	7	None
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive)	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Josette Sheeran, 1954	2019	Executive Chair, The McCain Institute; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	Canoo Inc.
Margaret Spellings, 1957	2012	President and CEO, Texas2036; former President, Margaret Spellings & Company (public policy and and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Isaac Stein, 1946	2008	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustees[5,6]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	International Growth and Income Fund

Other officers[6]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 Co-President	2008	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Steven T. Watson, 1955 Co-President	2008	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Donald Rolfe, 1972 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Michael Cohen, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Bank and Trust Company[7]; Partner — Capital World Investors, Capital Research Company[7]; Chairman and Senior Vice President, Capital International Limited[7];
Patrice Collette, 1967 Senior Vice President	2015	Partner — Capital World Investors, Capital International, Inc.[7]
Paul Flynn, 1966 Senior Vice President	2020	Partner — Capital World Investors, Capital International, Inc.[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Jason B. Smith, 1972 Senior Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Lisa Thompson, 1965 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company;
		Partner — Capital International Investors, Capital Bank and Trust Company[7]; Director, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Lovelyn Sims, 1989 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Patrice Collette and Jason B. Smith, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

International Growth and Income Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	International Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

IGI

Registrant:

a) Audit Fees:
Audit	2020	106,000
	2021	103,000

b) Audit-Related Fees:
	2020	3,000
	2021	3,000

c) Tax Fees:
	2020	17,000
	2021	12,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,887,000
	2021	1,413,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	83,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	2,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,991,000 for fiscal year 2020 and $1,430,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: August 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: August 31, 2021

By ___/s/ Hong T. Le_________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: August 31, 2021